UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report 10|31|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	81

About the Trustees	82

Officers	84

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Brett S. Kozlowski, CFA®
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

2 Income Fund

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13

Source: Federal Reserve data as of 10/31/13. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that aren't reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
U.S. Treasuries/agency securities 40% 0%
Agency pass-through 29% 32%
Investment-grade corporate bonds 22% 25%
International Treasury/agency securities 3% 0%
Commercial MBS 2% 17%
Emerging-market bonds 2% 1%
Municipal bonds 1% 0%
Agency collateralized mortgage obligations 0% 28%
Cash and net other assets 0% 5%
Non-agency residential MBS 0% 7%
High-yield corporate bonds 0% 1%

Allocations are represented as a percentage of the fund's net assets as of 10/31/13. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced commitments. For more information on current fund holdings, see pages 27–60.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

4	Income Fund

Interview with your fund’s portfolio manager

Mike, what was the bond market environment like during the 12 months ended October 31, 2013?

Spread sectors — sectors that trade at a yield premium to U.S. Treasuries — posted gains in the final quarter of 2012, as investors stopped focusing on what might go wrong in the global economy and concentrated instead on where the greatest opportunities for returns existed. As we moved into the early months of 2013, credit-sensitive fixed-income securities continued to benefit from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential shift in Fed monetary policy by selling bonds across all market sectors, driving rates higher and yield spreads wider.

After spiking in June, interest rates remained elevated until mid September, due to uncertainty about when the central bank would actually start the process of trimming its

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Income Fund	5

monthly bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled when President Obama signed a short-term bill on October 17 that raised the U.S. debt ceiling and will fund the government through January 15, 2014, which ended a partial government shutdown.

Against this backdrop, I’m pleased to report that Putnam Income Fund outperformed its benchmark and the average return for its Lipper peer group.

The fund outpaced its benchmark by a sizable margin. What factors fueled this solid showing?

Our mortgage credit holdings — which included commercial mortgage-backed securities [CMBS] and an out-of-benchmark stake in non-agency residential mortgage-backed securities [RMBS] — bolstered the fund’s results versus the index. CMBS benefited from stable-to-rising commercial property values, as well as continued investor demand for risk. Our investments in “mezzanine” bonds rated BBB/Baa offered relatively high yields for their level of risk. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Non-agency RMBS performed

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Income Fund

well during the period’s first half, driven by investors’ appetite for higher-yielding securities, as well as a strengthening U.S. housing market.

An overweight allocation to investment-grade corporate bonds also proved beneficial. In July and August, given continuing steady U.S. economic growth, corporate bonds were less influenced by the uncertainty surrounding Fed tapering. Then in September, when the central bank decided to postpone scaling back its bond purchases, investors had a renewed appetite for credit risk, and sought to capitalize on the wider yield spreads offered by corporate securities. From a sector perspective, our investments in securities issued by financial institutions, particularly large banks, were among the biggest contributors.

After detracting in April and May, our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], helped performance for the period as a whole. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the summer months. During that time, as interest rates rose, investors began to expect prepayment speeds to slow, which would

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund	7

reduce the likelihood that the mortgages underlying our IO CMO positions would be refinanced. As these dynamics developed, they helped boost the value of our IO CMO holdings.

Our term-structure strategy — duration and yield-curve positioning — was moderately helpful, as we generally took less interest-rate risk versus the benchmark during periods when rates were rising, while also positioning the portfolio for a steeper yield curve. Adverse results from some of our tactical duration adjustments partially offset the overall positive contribution from our term-structure positioning. For example, in June, believing that the amount by which rates increased wasn’t justified by the economic environment, we modestly lengthened the portfolio’s duration to try to capitalize on any retracement in rates. However, the timing of our strategy proved to be a bit early, because rates didn’t meaningfully pull back until mid July, before resuming their upward trend until September.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified notional amount — to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO holdings. We also used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

The fund increased its distribution rate twice during the period. What led to those decisions?

The fund’s distribution rate per class A share was raised from $0.016 to $0.018 in December 2012 and to $0.021 in April 2013. We’re pleased to report that these increases were possible because the portfolio generated greater distributable income as a result of the fund’s diversification across a wide range of market sectors. Similar increases were made to other share classes.

What is your outlook for the coming months?

As we approach 2014, we are anticipating the Fed’s policy response to the generally better economic activity we have witnessed in 2013. Growth in the United States looks to be on track, while Europe appears to be entering the early-cycle phase of an economic recovery. As a result, we believe the U.S. central bank will begin tapering its bond buying in the near future, possibly during the first quarter of 2014, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, we believe periods of volatility and uncertainty will continue. Overall, however, investors appear to be navigating through the beginning stage of this transition fairly well, as risk-seeking behavior has been prevalent in both the fixed-income and equity markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic conditions overseas, will allow interest rates to normalize, which could pave the way for the 10-year Treasury yield to be at or slightly above 3% by early 2014.

8	Income Fund

Moreover, we believe this normalization in the level of rates can occur without creating meaningful disruptions in the financial and housing markets.

How was the portfolio positioned as of period-end?

The fund was positioned for a rising-rate environment in the United States. Additionally, we were continuing to find what we believed to be compelling opportunities for taking prepayment risk via IO CMOs, and continued to add to our holdings of mezzanine CMBS.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA®, and Kevin F. Murphy.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Income Fund	9

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

10	Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.81%	7.73%	6.83%	6.83%	7.00%	7.00%	7.37%	7.31%	7.54%	7.90%	7.90%	7.90%

10 years	76.01	68.97	63.21	63.21	63.21	63.21	71.61	66.03	71.76	80.67	80.70	80.50
Annual average	5.82	5.39	5.02	5.02	5.02	5.02	5.55	5.20	5.56	6.09	6.10	6.08

5 years	76.31	69.26	69.54	67.54	69.74	69.74	73.94	68.29	74.01	78.44	78.47	78.27
Annual average	12.01	11.10	11.14	10.87	11.16	11.16	11.71	10.97	11.72	12.28	12.28	12.26

3 years	17.67	12.96	15.13	12.13	15.09	15.09	16.81	13.01	16.86	18.66	18.68	18.55
Annual average	5.57	4.15	4.81	3.89	4.80	4.80	5.31	4.16	5.33	5.87	5.87	5.84

1 year	2.31	–1.78	1.58	–3.37	1.58	0.59	2.15	–1.17	2.11	2.75	2.62	2.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Income Fund	11

Comparative index returns For periods ended 10/31/13

	Barclays U.S. Aggregate	Lipper Corporate Debt Funds
	Bond Index	A-Rated category average*

Annual average (life of fund)	—†	—†

10 years	59.45%	62.85%
Annual average	4.78	4.94

5 years	34.37	49.09
Annual average	6.09	8.17

3 years	9.32	13.27
Annual average	3.02	4.22

1 year	–1.08	–1.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/13, there were 63, 58, 52, and 40 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,321 and $16,321, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,603. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,176, $18,067, $18,070, and $18,050, respectively, and no contingent deferred sales charges would apply.

12	Income Fund

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.235		$0.182	$0.182	$0.220		$0.220	$0.258	$0.259	$0.252

Capital gains	—		—	—	—		—	—	—	—

Total	$0.235		$0.182	$0.182	$0.220		$0.220	$0.258	$0.259	$0.252

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$7.27	$7.57	$7.20	$7.22	$7.12	$7.36	$7.23	$7.35	$7.36	$7.36

10/31/13	7.20	7.50	7.13	7.15	7.05	7.29	7.16	7.29	7.29	7.29

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	3.50%	3.36%	2.86%	2.85%	3.40%	3.29%	3.35%	3.79%	3.79%	3.62%

Current 30-day
SEC yield [2]	N/A	3.80	3.22	3.22	N/A	3.59	3.71	4.26	4.31	4.22

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.79%	7.72%	6.81%	6.81%	6.98%	6.98%	7.35%	7.29%	7.52%	7.88%	7.88%	7.88%

10 years	72.00	65.12	59.45	59.45	59.46	59.46	67.63	62.18	67.83	76.57	76.60	76.43
Annual average	5.57	5.14	4.78	4.78	4.78	4.78	5.30	4.95	5.31	5.85	5.85	5.84

5 years	57.17	50.88	51.26	49.26	51.22	51.22	55.07	50.03	55.07	58.96	58.98	58.83
Annual average	9.46	8.57	8.63	8.34	8.62	8.62	9.17	8.45	9.17	9.71	9.72	9.70

3 years	15.83	11.19	13.30	10.30	13.27	13.27	14.94	11.20	15.02	16.81	16.83	16.72
Annual average	5.02	3.60	4.25	3.32	4.24	4.24	4.75	3.60	4.77	5.32	5.32	5.29

1 year	1.95	–2.13	1.07	–3.86	1.07	0.08	1.63	–1.68	1.74	2.24	2.26	2.17

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12	0.86%	1.61%	1.61%	1.11%	1.11%	0.58%*	0.51%*	0.61%

Annualized expense ratio for
the six-month period ended
10/31/13†	0.86%	1.61%	1.61%	1.11%	1.11%	0.58%	0.51%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.32	$8.07	$8.07	$5.57	$5.57	$2.91	$2.56	$3.06

Ending value (after expenses)	$991.60	$987.90	$987.90	$991.80	$991.80	$993.40	$993.40	$992.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.38	$8.19	$8.19	$5.65	$5.65	$2.96	$2.60	$3.11

Ending value (after expenses)	$1,020.87	$1,017.09	$1,017.09	$1,019.61	$1,019.61	$1,022.28	$1,022.63	$1,022.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Income Fund

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

Income Fund	19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were:

20 Income Fund

(i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating

Income Fund	21

in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 96, 83 and 78 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

22 Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that

Income Fund	23

they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24 Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 9, 2013

26 Income Fund

The fund’s portfolio 10/31/13

MORTGAGE-BACKED SECURITIES (48.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (25.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.904s, 2032	$150,953	$232,916
IFB Ser. 3408, Class EK, 25.093s, 2037	1,731,145	2,574,531
IFB Ser. 2976, Class LC, 23.782s, 2035	205,593	307,924
IFB Ser. 2979, Class AS, 23.635s, 2034	88,677	115,010
IFB Ser. 3072, Class SB, 23.012s, 2035	683,208	988,904
IFB Ser. 3249, Class PS, 21.701s, 2036	564,915	785,253
IFB Ser. 3065, Class DC, 19.338s, 2035	901,680	1,305,929
IFB Ser. 2990, Class LB, 16.501s, 2034	1,020,868	1,365,891
IFB Ser. 4105, Class HS, IO, 6.426s, 2042	5,173,432	1,248,039
IFB Ser. 3861, Class PS, IO, 6.426s, 2037	4,536,070	680,773
IFB Ser. 3907, Class KS, IO, 6.376s, 2040	4,778,004	803,187
IFB Ser. 3708, Class SA, IO, 6.276s, 2040	12,231,788	2,063,503
IFB Ser. 4112, Class SC, IO, 5.976s, 2042	14,511,098	2,651,323
IFB Ser. 4105, Class LS, IO, 5.976s, 2041	5,473,110	1,064,301
IFB Ser. 4245, Class AS, IO, 5.826s, 2043	13,806,235	3,123,246
IFB Ser. 3852, Class NT, 5.826s, 2041	3,506,432	3,508,711
IFB Ser. 3752, Class PS, IO, 5.826s, 2040	6,795,538	1,037,067
IFB Ser. 310, Class S4, IO, 5.776s, 2043	3,820,979	950,469
IFB Ser. 311, Class S1, IO, 5.776s, 2043	31,421,947	7,033,803
IFB Ser. 314, Class AS, IO, 5.716s, 2043	9,014,369	2,000,390
Ser. 3632, Class CI, IO, 5s, 2038	178,311	13,386
Ser. 3626, Class DI, IO, 5s, 2037	61,482	1,398
Ser. 4132, Class IP, IO, 4 1/2s, 2042	16,943,801	2,989,570
Ser. 4122, Class TI, IO, 4 1/2s, 2042	6,078,408	1,199,270
Ser. 4018, Class DI, IO, 4 1/2s, 2041	7,062,119	1,074,996
Ser. 3747, Class HI, IO, 4 1/2s, 2037	1,765,615	170,648
Ser. 3707, Class PI, IO, 4 1/2s, 2025	4,651,306	381,175
Ser. 4116, Class MI, IO, 4s, 2042	13,160,907	2,624,092
Ser. 4122, Class AI, IO, 3 1/2s, 2042	11,373,709	1,774,299
Ser. 4141, Class PI, IO, 3s, 2042	11,658,085	1,634,580
Ser. 4158, Class TI, IO, 3s, 2042	29,840,861	4,136,839
Ser. 4165, Class TI, IO, 3s, 2042	35,584,478	4,960,476
Ser. 4176, Class DI, IO, 3s, 2042	32,076,062	4,455,686
Ser. 4171, Class NI, IO, 3s, 2042	18,700,401	2,576,915
Ser. 4183, Class MI, IO, 3s, 2042	10,681,064	1,482,532
Ser. T-56, Class A, IO, 0.524s, 2043	11,774,389	201,912
Ser. T-56, Class 1, IO, zero %, 2043	14,053,150	105,399
Ser. T-56, Class 2, IO, zero %, 2043	5,062,290	15,820
Ser. T-56, Class 3, IO, zero %, 2043	4,241,175	55,665
Ser. 3835, Class FO, PO, zero %, 2041	11,982,147	10,027,140
Ser. 3369, Class BO, PO, zero %, 2037	38,447	34,639
Ser. 3391, PO, zero %, 2037	319,432	271,045
Ser. 3300, PO, zero %, 2037	515,595	468,975
Ser. 3206, Class EO, PO, zero %, 2036	24,816	22,099
Ser. 3175, Class MO, PO, zero %, 2036	86,371	76,101
Ser. 3210, PO, zero %, 2036	88,326	80,875

Income Fund	27

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
FRB Ser. 3117, Class AF, zero %, 2036	$20,530	$18,424
FRB Ser. 3326, Class WF, zero %, 2035	22,307	20,395
FRB Ser. 3036, Class AS, zero %, 2035	7,984	7,951

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.879s, 2036	1,095,822	2,163,581
IFB Ser. 06-8, Class HP, 23.943s, 2036	795,931	1,240,522
IFB Ser. 05-45, Class DA, 23.796s, 2035	1,551,972	2,355,481
IFB Ser. 05-122, Class SE, 22.504s, 2035	1,655,750	2,430,950
IFB Ser. 05-75, Class GS, 19.739s, 2035	510,077	687,606
IFB Ser. 05-106, Class JC, 19.596s, 2035	872,492	1,310,501
IFB Ser. 05-83, Class QP, 16.951s, 2034	180,627	237,758
IFB Ser. 11-4, Class CS, 12.56s, 2040	1,925,682	2,288,198
IFB Ser. 12-96, Class PS, IO, 6.53s, 2041	8,947,980	1,728,481
IFB Ser. 12-75, Class SK, IO, 6.48s, 2041	13,518,545	2,573,525
IFB Ser. 12-75, Class KS, IO, 6.38s, 2042	8,227,729	1,523,940
IFB Ser. 12-3, Class CS, IO, 6.38s, 2040	8,843,598	1,471,133
IFB Ser. 11-27, Class AS, IO, 6.31s, 2041	8,384,427	1,389,048
IFB Ser. 10-35, Class SG, IO, 6.23s, 2040	20,462,987	3,662,261
IFB Ser. 12-132, Class SB, IO, 6.03s, 2042	11,235,219	1,703,147
IFB Ser. 13-19, Class DS, IO, 6.03s, 2041	9,284,191	1,787,932
Ser. 06-10, Class GC, 6s, 2034	6,831,424	7,036,367
IFB Ser. 13-59, Class SC, IO, 5.98s, 2043	13,080,840	2,898,224
IFB Ser. 13-13, Class SA, IO, 5.98s, 2043	14,348,594	3,509,809
IFB Ser. 13-101, Class AS, IO, 5.78s, 2043	22,492,244	5,252,164
IFB Ser. 11-53, Class SY, IO, 5.78s, 2041	12,282,436	1,408,795
IFB Ser. 13-103, Class SK, IO, 5 3/4s, 2043	5,152,699	1,214,219
Ser. 13-101, Class SE, IO, 5.73s, 2043	12,136,893	3,079,737
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	12,244,307	2,754,969
Ser. 12-129, Class TI, IO, 4 1/2s, 2040	9,635,445	1,811,464
Ser. 418, Class C24, IO, 4s, 2043	8,950,000	1,932,691
Ser. 12-124, Class UI, IO, 4s, 2042	26,277,220	4,945,373
Ser. 12-40, Class MI, IO, 4s, 2041	13,507,841	2,402,033
Ser. 418, Class C15, IO, 3 1/2s, 2043	18,269,000	3,939,662
Ser. 13-55, Class IK, IO, 3s, 2043	9,246,000	1,349,084
Ser. 13-35, Class IP, IO, 3s, 2042	10,626,850	1,298,053
Ser. 13-55, Class PI, IO, 3s, 2042	17,915,061	2,338,095
Ser. 13-30, Class IP, IO, 3s, 2041	9,427,840	1,026,692
Ser. 13-23, Class LI, 3s, 2041	10,842,160	1,197,733
Ser. 03-W10, Class 1, IO, 1.147s, 2043	8,679,705	282,768
Ser. 01-50, Class B1, IO, 0.405s, 2041	836,915	8,369
Ser. 2002-W6, Class 1AIO, 0.173s, 2042	1,070,260	2,341
Ser. 2005-W4, Class 1AIO, 0.095s, 2035	236,140	664
Ser. 03-34, Class P1, PO, zero %, 2043	228,299	184,922
Ser. 07-64, Class LO, PO, zero %, 2037	124,430	110,479
Ser. 07-14, Class KO, PO, zero %, 2037	366,294	320,562
Ser. 06-125, Class OX, PO, zero %, 2037	51,053	46,503
Ser. 06-84, Class OT, PO, zero %, 2036	39,393	35,413
Ser. 06-46, Class OC, PO, zero %, 2036	35,398	31,233

28 Income Fund

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.751s, 2041	$10,309,384	$15,983,462
IFB Ser. 10-158, Class SD, 14.483s, 2040	2,780,250	3,410,866
IFB Ser. 11-70, Class WS, 9.355s, 2040	11,858,000	11,774,164
IFB Ser. 11-72, Class SE, 7.174s, 2041	9,422,000	9,400,612
IFB Ser. 11-61, Class CS, IO, 6.508s, 2035	15,967,354	2,303,291
IFB Ser. 12-26, Class SP, IO, 6.478s, 2042	9,236,566	2,272,472
IFB Ser. 10-109, Class SB, 6.428s, 2040	10,750,502	2,225,137
Ser. 10-9, Class XD, IO, 6.425s, 2040	35,183,282	6,915,626
IFB Ser. 11-3, Class SG, IO, 6.378s, 2041	3,699,068	725,461
IFB Ser. 10-56, Class SC, IO, 6.328s, 2040	3,912,346	728,831
IFB Ser. 10-35, Class CS, IO, 6.298s, 2040	15,815,538	3,022,824
IFB Ser. 11-56, Class MI, IO, 6.278s, 2041	5,590,772	1,253,731
IFB Ser. 10-20, Class SE, IO, 6.078s, 2040	12,509,446	2,230,434
IFB Ser. 13-113, Class SL, IO, 6.058s, 2042	5,312,164	975,695
IFB Ser. 13-87, Class AS, IO, 6.028s, 2043	5,313,809	902,604
IFB Ser. 13-87, Class SA, IO, 6.028s, 2043	9,669,246	1,654,001
IFB Ser. 13-124, Class SC, IO, 6.028s, 2041	6,145,751	1,047,052
IFB Ser. 13-129, Class SN, IO, 5.978s, 2043	7,484,250	1,223,750
IFB Ser. 13-99, Class SL, IO, 5.978s, 2043	9,710,099	1,802,680
IFB Ser. 10-20, Class SC, IO, 5.978s, 2040	7,751,316	1,377,099
IFB Ser. 13-129, Class SA, IO, 5.928s, 2043	3,958,667	662,483
IFB Ser. 11-94, Class SA, IO, 5.928s, 2041	14,515,015	2,618,509
IFB Ser. 11-146, Class AS, IO, 5.925s, 2041	7,744,712	1,576,775
Ser. 13-149, Class MS, IO, 5.922s, 2039	11,755,000	1,899,167
IFB Ser. 10-158, Class SA, IO, 5.878s, 2040	4,691,096	842,193
IFB Ser. 10-151, Class SA, IO, 5.878s, 2040	4,658,431	836,887
IFB Ser. 10-120, Class SA, IO, 5.878s, 2040	9,730,610	1,747,812
IFB Ser. 11-128, Class TS, IO, 5 7/8s, 2041	25,380,281	5,418,690
IFB Ser. 11-13, Class SB, IO, 5.778s, 2041	7,748,542	1,374,032
IFB Ser. 11-70, Class SM, IO, 5.715s, 2041	5,789,000	1,425,715
IFB Ser. 10-31, Class SA, IO, 5.578s, 2040	10,149,991	1,717,900
IFB Ser. 10-37, Class SG, IO, 5.528s, 2040	12,983,882	2,109,751
IFB Ser. 10-42, Class SK, IO, 5.498s, 2040	7,426,802	1,138,529
Ser. 13-3, Class IT, IO, 5s, 2043	8,997,395	1,876,486
Ser. 11-116, Class IB, IO, 5s, 2040	10,762,073	926,321
Ser. 13-16, Class IB, IO, 5s, 2040	18,699,223	1,928,400
Ser. 10-35, Class UI, IO, 5s, 2040	10,564,792	2,194,828
Ser. 10-9, Class UI, IO, 5s, 2040	70,310,063	14,419,541
Ser. 09-121, Class UI, IO, 5s, 2039	20,623,978	4,212,448
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	8,650,870	2,104,757
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	9,411,689	1,958,698
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	31,347,301	6,511,963
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	8,500,812	1,309,805
Ser. 12-56, Class IB, IO, 4s, 2042	17,717,874	3,691,345
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	9,813,324	1,542,066
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	11,833,690	1,930,903
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	22,519,650	2,939,039

Income Fund 29

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	$10,530,134	$1,684,821
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	8,943,827	1,492,814
Ser. 13-53, Class PI, IO, 3s, 2041	15,616,106	2,087,093
Ser. 13-23, Class IK, IO, 3s, 2037	3,988,575	691,579
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	83,800
Ser. 10-151, Class KO, PO, zero %, 2037	796,140	689,823
Ser. 06-36, Class OD, PO, zero %, 2036	45,913	42,412

Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	443,546	73,185
IFB Ser. 07-4, Class 1A3, IO, 5.997s, 2045	32,273,154	5,647,802

		308,334,118
Commercial mortgage-backed securities (15.8%)
Banc of America Commercial Mortgage Trust
FRB Ser. 05-5, Class B, 5.223s, 2045	6,500,000	6,768,450
FRB Ser. 05-1, Class A4, 5.168s, 2042	1,075,127	1,107,994
Ser. 04-4, Class D, 5.073s, 2042	994,000	1,020,093
Ser. 07-1, Class XW, IO, 0.323s, 2049	8,699,398	68,490

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.823s, 2042	16,162,580	64,586
Ser. 04-5, Class XC, IO, 0.697s, 2041	31,886,828	170,021
Ser. 02-PB2, Class XC, IO, 0.403s, 2035	6,627,411	66
Ser. 07-5, Class XW, IO, 0.367s, 2051	19,721,270	192,598
Ser. 05-1, Class XW, IO, 0.038s, 2042	221,636,795	50,533

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 04-PR3I,
Class X1, IO, 0.895s, 2041	4,452,664	34,824

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class B, 5.443s, 2039	1,881,000	1,877,050
Ser. 06-PW14, Class X1, IO, 0.167s, 2038	16,028,404	275,689

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class D, 5.559s, 2047	1,750,000	1,791,650

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class D, 4.878s, 2045	7,098,000	6,540,807
Ser. 06-C5, Class XC, IO, 0.144s, 2049	112,018,142	1,646,667

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.378s, 2049	46,219,725	499,173
Ser. 07-CD4, Class XC, IO, 0.169s, 2049	146,564,270	1,377,704

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	3,377,000	3,549,565
Pass-Through Certificates Ser. 12-CR3, Class XA, IO,
2.204s, 2045	25,114,345	3,234,728

Commercial Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.864s, 2049	1,943,000	1,709,840
Pass-Through Certificates Ser. 06-C8, Class XS, IO,
0.162s, 2046	50,260,534	659,548

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038	1,487,000	1,524,937

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	3,069,464	3,074,931

30 Income Fund

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2,
Class AX, IO, 0.071s, 2049	$84,643,848	$278,224

CS First Boston Mortgage Securities Corp. Ser. 03-CPN1,
Class E, 4.891s, 2035	1,528,000	1,528,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	1,846,736	2,031,409
Ser. 03-C3, Class AX, IO, 1.322s, 2038	4,086,335	41
Ser. 02-CP3, Class AX, IO, 1.23s, 2035	1,523,954	10,636

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	9,610,402	9,625,418

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.444s, 2044	500,000	500,617

DLJ Commercial Mortgage Corp. 144A FRB Ser. 98-CG1,
Class B4, 7.172s, 2031	192,289	192,574

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.692s, 2033	974,910	4,760

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.924s, 2032 F	209,192	104,069

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.16s, 2045	260,189,922	725,935
Ser. 07-C1, Class XC, IO, 0.112s, 2049	124,956,542	642,776

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	3,997,000	4,093,895

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.291s, 2029	2,316,011	61,557
Ser. 05-C1, Class X1, IO, 0.602s, 2043	30,327,605	221,301

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,894,000	1,944,570

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.082s, 2038	91,921,304	106,721

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.645s, 2038	1,628,000	1,653,946
Ser. 06-GG8, Class AJ, 5.622s, 2039	866,000	847,042
Ser. 06-GG6, Class A2, 5.506s, 2038	1,454,564	1,472,746

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	125,225	125,225
FRB Ser. GC10, Class D, 4.415s, 2046	3,433,000	3,023,100

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	3,663,000	3,742,121
FRB Ser. 07-LD12, Class A3, 5.925s, 2051	19,773,000	20,272,130
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	3,516,000	3,042,594
Ser. 07-LD12, Class A2, 5.827s, 2051	98,240	98,240
FRB Ser. 07-LD11, Class A2, 5.798s, 2049	2,303,860	2,308,468
FRB Ser. 04-CB9, Class B, 5.647s, 2041	2,374,000	2,436,911
FRB Ser. 06-CB14, Class A3B, 5.486s, 2044	811,924	814,261
Ser. 02-C3, Class D, 5.314s, 2035	188,174	188,409
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,134,532
FRB Ser. 13-C10, Class D, 4.161s, 2047	1,709,000	1,456,924
Ser. 06-LDP8, Class X, IO, 0.546s, 2045	50,202,452	706,700
Ser. 07-LDPX, Class X, IO, 0.302s, 2049	66,980,878	577,710

Income Fund	31

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.312s, 2043	$3,439,000	$3,627,805
FRB Ser. 07-CB20, Class C, 6.172s, 2051	1,556,000	1,453,506
FRB Ser. 01-C1, Class H, 5.626s, 2035	1,338,565	1,341,243
FRB Ser. 11-C3, Class E, 5.541s, 2046	1,416,000	1,464,994
FRB Ser. 12-C8, Class D, 4.668s, 2045	5,984,000	5,800,447
FRB Ser. 12-LC9, Class E, 4.427s, 2047	932,000	819,583
FRB Ser. 12_LC9, Class D, 4.427s, 2047	3,277,000	3,088,316
Ser. 05-CB12, Class X1, IO, 0.34s, 2037	25,808,440	149,560
Ser. 06-LDP6, Class X1, IO, 0.078s, 2043	48,087,106	139,741

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	248,114	249,974
Ser. 99-C1, Class G, 6.41s, 2031	851,777	886,814
Ser. 98-C4, Class G, 5.6s, 2035	93,740	96,009
Ser. 98-C4, Class H, 5.6s, 2035	808,000	857,127

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	3,913,000	4,186,268
Ser. 06-C7, Class A2, 5.3s, 2038	2,170,479	2,260,857
Ser. 07-C2, Class XW, IO, 0.538s, 2040	5,910,496	105,538

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	7,002,294
Ser. 06-C7, Class XW, IO, 0.651s, 2038	37,064,025	665,522
Ser. 05-C5, Class XCL, IO, 0.462s, 2040	83,829,807	768,552
Ser. 05-C2, Class XCL, IO, 0.348s, 2040	137,505,314	477,968
Ser. 06-C7, Class XCL, IO, 0.256s, 2038	61,933,991	1,087,685
Ser. 05-C7, Class XCL, IO, 0.207s, 2040	116,880,592	458,406
Ser. 07-C2, Class XCL, IO, 0.131s, 2040	130,919,906	2,089,613

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.377s, 2028	39,018	4

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.263s, 2051	1,828,000	1,906,970
FRB Ser. 07-C1, Class A3, 5.852s, 2050	1,012,000	1,036,622
FRB Ser. 05-CKI1, Class B, 5.28s, 2037	10,872,000	11,169,893

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.93s, 2039	12,752,006	71,067
Ser. 05-MCP1, Class XC, IO, 0.59s, 2043	36,006,277	276,492

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.294s, 2049	480,986	480,385

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	1,286,000	1,221,700

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.619s, 2037	764,431	35,393
Ser. 06-C4, Class X, IO, 6.109s, 2045	4,937,942	481,449
Ser. 05-C3, Class X, IO, 5.953s, 2044	1,762,681	166,045

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5.741s, 2041	62,690	62,690
Ser. 07-IQ14, Class A2, 5.61s, 2049	877,497	884,663

32 Income Fund

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.579s, 2049	$2,003,220	$2,009,229
FRB Ser. 07-HQ12, Class A2FX, 5.579s, 2049	6,133,031	6,256,919

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	424,262	432,590

Morgan Stanley/Bank of America/Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.083s, 2046	1,803,000	1,438,632

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,577,941	394,485

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	2,810,000	2,552,171
Ser. 12-C4, Class XA, IO, 1.884s, 2045	23,873,626	2,784,190

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	2,171,000	2,093,495
Ser. 05-C17, Class D, 5.396s, 2042	6,740,000	6,638,226
Ser. 06-C29, IO, 0.393s, 2048	177,523,974	2,089,457
Ser. 07-C34, IO, 0.337s, 2046	16,304,776	197,288

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.326s, 2042	22,783,196	90,905
Ser. 06-C26, Class XC, IO, 0.051s, 2045	10,954,877	20,157

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044	3,999,768	3,892,377
FRB Ser. 12-C10, Class D, 4.46s, 2045	2,618,000	2,342,901
FRB Ser. 13-C11, Class D, 4.184s, 2045	1,605,000	1,338,169

		194,655,892
Residential mortgage-backed securities (non-agency) (7.3%)
Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2, Class AF4,
4.964s, 2035	1,141,114	1,138,261

Citigroup Mortgage Loan Trust, Inc. 144a Ser. 10-8, Class 1A2,
5 1/2s, 2036	1,300,000	1,274,000

Countrywide Asset Backed Certificates FRB Ser. 05-AB1,
Class A3, 0.77s, 2035	10,723,146	10,052,949

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	134,710	13

Harborview Mortgage Loan Trust FRB Ser. 05-9, Class 2A1B,
0.543s, 2035	7,878,121	7,216,359

Mortgageit Trust FRB Ser. 05-1, Class 1M2, 0.76s, 2035	3,861,035	3,262,876

WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C3, 0.68s, 2045	4,778,701	3,942,428
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034	12,169,628	10,952,665
FRB Ser. 05-AR19, Class A1C3, 0.67s, 2045	12,214,453	10,260,141
FRB Ser. 05-AR11, Class A1B2, 0.62s, 2045	4,994,982	4,295,684
FRB Ser. 05-AR13, Class A1C4, 0.6s, 2045	20,164,757	17,140,044
FRB Ser. 05-AR17, Class A1B2, 0.58s, 2045	6,751,251	5,806,076
FRB Ser. 05-AR11, Class A1B3, 0.57s, 2045	8,897,377	7,740,718
FRB Ser. 05-AR8, Class 2AC3, 0.56s, 2045	5,236,264	4,558,167
FRB Ser. 2005-AR17, Class A1B3, 0.52s, 2045	2,008,712	1,777,710

		89,418,091

Total mortgage-backed securities (cost $544,315,512)		$592,408,101

Income Fund	33

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (34.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.9%)
Government National Mortgage Association Pass-Through Certificates
5s, TBA, November 1, 2043	$10,000,000	$10,884,375
4 1/2s, TBA, November 1, 2043	45,000,000	48,747,654
3 1/2s, TBA, November 1, 2043	12,000,000	12,464,063

		72,096,092
U.S. Government Agency Mortgage Obligations (28.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from June 1, 2042 to June 1, 2043	35,157,211	36,805,205

Federal National Mortgage Association Pass-Through Certificates
7s, January 1, 2017	2,551	2,642
6s, TBA, November 1, 2043	10,000,000	10,960,938
4s, with due dates from June 1, 2042 to November 1, 2042	124,437,157	130,386,808
4s, TBA, December 1, 2043	6,000,000	6,303,985
4s, TBA, November 1, 2043	16,000,000	16,857,501
3 1/2s, with due dates from November 1, 2042 to May 1, 2043	51,744,977	52,743,494
3 1/2s, TBA, December 1, 2043	22,000,000	22,515,625
3 1/2s, TBA, November 1, 2043	22,000,000	22,575,782
3s, TBA, November 1, 2043	51,000,000	50,338,591

		349,490,571

Total U.S. government and agency mortgage obligations (cost $429,101,386)		$421,586,663

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020	$429,000	$431,074

Total U.S. treasury obligations (cost $428,734)		$431,074

CORPORATE BONDS AND NOTES (27.2%)*	Principal amount	Value

Basic materials (1.7%)
Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$571,000	$548,160

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	835,000	893,450

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	112,000	133,427

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	355,000	335,758

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	1,245,000	1,216,204

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	344,810

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	625,000	690,542

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	600,662

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	718,331

International Paper Co. sr. unsec. notes 7.95s, 2018	1,400,000	1,734,372

LYB International Finance BV sr. unsec. unsub. notes 4s,
2023 (Netherlands)	610,000	612,737

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	1,935,000	2,251,380

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	631,552

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	215,000	219,802

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	945,000	935,881

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	1,130,000	1,361,859

34 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Basic materials cont.
Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	$899,000	$948,366

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	393,000	420,331

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	1,080,000	1,261,418

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	150,123

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	1,470,000	1,746,109

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	1,385,000	1,722,164

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	590,000	568,612

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)	610,000	671,789

		20,717,839
Capital goods (0.8%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	1,085,000	1,113,481

Crown Americas, LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023	450,000	418,500

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	2,099,000	2,214,445

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	1,393,000	1,824,343

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	530,642

Republic Services, Inc. company guaranty sr. unsec.
notes 5.7s, 2041	595,000	648,772

Republic Services, Inc. company guaranty sr. unsec.
notes 3.8s, 2018	720,000	771,872

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	660,000	752,203

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	905,000	916,710

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	116,961

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	560,000	553,201

		9,861,130
Communication services (2.8%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	880,000	941,190

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	670,000	682,900

American Tower Corp. sr. unsec. notes 7s, 2017 R	1,210,000	1,404,845

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	1,415,000	1,343,336

CenturyLink, Inc. sr. unsec. debs. notes Ser. G, 6 7/8s, 2028	2,025,000	1,873,125

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	700,000	851,347

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	265,000	299,392

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	1,915,000	2,059,778

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	914,000

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,022,412

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	993,619

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	886,000	913,680

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	1,394,000	1,523,055

Income Fund	35

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Communication services cont.
Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	$610,000	$733,115

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	425,000	376,578

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	2,425,000	2,642,313

SBA Tower Trust 144A notes 2.933s, 2017	280,000	288,834

SES 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	920,000	878,306

TCI Communications, Inc. company guaranty sr. unsec. unsub.
debs. 7 7/8s, 2026	2,435,000	3,240,927

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	621,000	637,978

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	1,845,000	1,954,803

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	770,000	767,455

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	850,000	862,459

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,165,000	1,174,663

Time Warner Cable, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	355,000	399,398

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	350,000	333,377

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	85,000	69,584

Time Warner Cable, Inc. sr. unsec. FRN notes 8 3/4s, 2019	800,000	953,392

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	449,000	491,651

Time Warner Entertainment Co., LP sr. unsec. debs. 8 3/8s, 2023	1,119,000	1,313,849

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	985,000	1,112,291

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	640,000	772,829

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	795,000	972,065

		34,798,546
Consumer cyclicals (2.4%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	645,000	741,750

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	2,400,000	2,985,926

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	1,195,000	1,244,294

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	950,000	1,008,359

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	432,740

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	2,760,000	2,945,778

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	1,675,000	1,919,002

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	400,000	455,627

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018	661,000	658,521

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016	944,000	951,080

36 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	$130,000	$132,600

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)	510,000	596,001

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	675,000	910,456

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	266,000	294,444

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	124,000	131,182

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	660,000	623,840

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	840,000	924,000

L Brands, Inc. sr. notes 5 5/8s, 2022	820,000	845,625

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	345,000	394,094

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	405,000	482,294

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	240,000	231,616

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	360,000	359,025

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	780,000	794,128

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	870,000	1,051,352

News America Holdings, Inc. debs. 7 3/4s, 2045	790,000	995,707

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	675,000	754,693

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	740,000	720,344

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	640,000	628,708

Owens Corning company guaranty sr. unsec. notes 9s, 2019	114,000	140,790

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,365,070

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	1,020,000	953,484

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	1,305,000	1,290,228

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	504,403

		29,467,161
Consumer staples (2.3%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	694,000	693,050

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	308,000	413,599

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	586,000	782,145

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	1,313,000	1,975,243

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,527,386

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	715,000	942,818

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	285,000	278,588

CVS Pass-Through Trust 144A company guaranty sr. notes
7.507s, 2032	2,140,272	2,595,305

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	2,270,000	2,361,517

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	360,000	374,813

Income Fund	37

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	$675,000	$898,376

Erac USA Finance, LLC 144A sr. unsec. notes 4 1/2s, 2021	2,235,000	2,355,851

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	1,300,000	1,214,742

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,667,715

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	420,000	422,135

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	605,000	699,437

Kroger Co. (The) sr. notes 6.15s, 2020	200,000	232,376

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	850,865

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	530,000	664,752

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	907,082

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	610,000	606,671

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	630,000	643,861

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,452,118

		27,560,445
Energy (2.3%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	602,000	645,645

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	2,880,000	3,667,199

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	208,385

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4.742s, 2021 (United Kingdom)	1,860,000	2,053,726

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	620,000	679,900

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	450,000	453,375

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	826,785

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	885,000	1,135,574

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,040,000	996,012

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	595,216

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,112,924

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	1,095,000	1,129,712

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	820,000	757,178

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	2,910,000	3,154,440

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	1,680,000	1,847,412

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	2,952,027

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,055,600

38 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Energy cont.
Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	$240,000	$262,849

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	135,000	155,327

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	791,529

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	1,900,000	2,028,163

Weatherford Bermuda company guaranty sr. unsec. notes
9 5/8s, 2019 (Bermuda)	584,000	745,141

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	205,000	219,696

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	240,000	272,499

Weatherford International, Ltd. company guaranty notes 6 1/2s,
2036 (Bermuda)	82,000	84,803

		27,831,117
Financials (10.0%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	4,460,000	4,799,807

Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,725,000	2,180,209

Aflac, Inc. sr. unsec. notes 6.45s, 2040	675,000	817,807

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	1,414,000	1,742,755

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	3,255,000	2,852,705

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	1,764,000	2,107,999

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,631,798

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	1,630,000	1,656,488

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,000,000	981,642

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	1,965,000	1,982,923

Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,622,319

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	1,004,990

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	2,881,000	3,814,242

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	381,000	428,566

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	1,135,000	1,066,900

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,020,000	1,190,717

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	1,685,000	2,031,994

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	2,065,000	1,922,517

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	271,776

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	1,260,000	1,200,982

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	100,000	129,388

Citigroup, Inc. sr. unsec. sub. FRN notes 0.528s, 2016	1,961,000	1,919,639

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	580,000	662,919

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	545,000	581,788

Income Fund 39

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Financials cont.
Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	$510,000	$576,378

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	1,715,000	2,129,838

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R	800,000	934,989

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	451,551

EPR Properties unsec. notes 5 1/4s, 2023 R	1,150,000	1,148,712

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, 2049	626,000	563,400

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	1,075,000	1,318,042

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,151,549

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6.15s, 2018	595,000	689,601

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	950,000	1,025,046

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	3,548,000	4,408,315

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,175,000	1,321,476

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	2,520,000	2,457,504

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	825,000	787,033

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	926,293

HSBC Bank USA, N.A. unsec. sub. notes 7s, 2039	2,000,000	2,519,948

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	955,000	970,519

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	670,000	690,100

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,705,000	1,781,424

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	977,788

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	1,149,000	1,192,088

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	404,000	465,712

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,498,418

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	425,000	429,096

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	130,000	141,700

Liberty Mutual Group, Inc. 144A notes 6 1/2s, 2035	1,715,000	1,902,050

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	4,335,000	4,897,822

Macquarie Bank, Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	2,880,000	3,200,832

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	2,305,000	3,380,278

Metropolitan Life Global Funding I 144A notes 3s, 2023	715,000	689,118

Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.8s, 2025	3,000,000	3,863,163

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	150,000	150,319

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	1,088,143

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	1,090,000	1,171,750

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	500,000	524,925

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	119,263

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,435,916

40 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Financials cont.
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	$1,010,000	$1,002,842

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,767,053

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	357,000	378,005

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,411,337

Prudential Holdings, LLC sr. FRN notes Ser. AGM, 1.127s, 2017	160,000	158,701

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	1,255,000	1,650,325

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	570,000	554,602

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	455,000	470,335

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	2,640,000	3,076,102

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	1,465,000	1,507,323

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	2,600,000	2,709,643

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	565,000	563,198

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. notes 5s, 2018 R	1,185,000	1,272,088

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	2,835,000	2,719,998

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	756,287

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	889,000	1,120,224

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	975,000	1,290,578

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	250,000	312,044

WEA Finance, LLC 144A company guaranty sr. notes
7 1/8s, 2018	1,070,000	1,282,358

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	810,000	971,620

Wells Fargo Bank, NA unsec. sub. FRN notes 0.473s, 2016	1,180,000	1,170,627

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	750,000	822,749

		122,551,008
Health care (0.6%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042	345,000	319,061

Actavis PLC sr. unsec. notes 3 1/4s, 2022	275,000	260,593

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,073,416

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	356,000	380,920

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	839,000	887,243

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	375,000	377,075

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	1,045,000	1,168,590

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	244,000	261,037

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	949,396

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	665,000	620,970

		7,298,301

Income Fund	41

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	$1,835,000	$1,554,738

Brocade Communications Systems, Inc. company guaranty sr.
notes 6 7/8s, 2020	580,000	624,950

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	1,075,000	1,105,885

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	820,000	811,800

Xerox Corp. sr. unsec. notes 6.35s, 2018	1,205,000	1,389,540

		5,486,913
Transportation (0.5%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5 3/4s, 2018	365,000	422,196

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,613,628

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2019	778,665	833,172

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	310,996	330,045

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	154,000	147,383

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	286,000	255,634

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,212,257

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	194,726	223,935

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	390,000	402,896

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	434,021	455,722

		5,896,868
Utilities and power (3.4%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	619,927

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	381,641

Beaver Valley Funding Corp. sr. bonds 9s, 2017	142,000	143,399

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	980,000	1,095,430

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	2,939,884

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	480,000	556,450

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	710,000	668,846

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	725,000	697,761

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	1,940,000	2,051,550

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	1,075,062

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	750,000	873,718

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	970,000	1,212,305

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	2,895,000	2,833,481

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	695,000	745,654

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	2,265,000	2,488,331

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	780,000	838,676

42 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	$1,220,000	$1,165,952

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	510,000	562,674

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	991,674

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	375,501

Kansas Gas and Electric Co. bonds 5.647s, 2021	509,901	543,192

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	1,425,000	1,710,232

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	89,000	89,000

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)	1,285,000	1,509,756

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,133,538

MidAmerican Energy Holdings Co. sr. unsec. bonds 6 1/2s, 2037	410,000	484,474

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	360,000	446,104

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	1,345,000	1,209,662

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	1,455,000	1,361,681

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	344,787

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	785,000	868,963

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	460,000	565,135

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	885,000	978,913

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	3,220,000	3,516,414

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	340,000	395,184

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	2,840,000	3,649,385

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	830,000	952,986

		42,077,322

Total corporate bonds and notes (cost $314,616,779)		$333,546,650

MUNICIPAL BONDS AND NOTES (0.4%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$1,010,848

IL State G.O. Bonds
4.421s, 1/1/15	410,000	423,805
4.071s, 1/1/14	1,220,000	1,226,454

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	675,000	828,299

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	876,975

Total municipal bonds and notes (cost $3,925,173)		$4,366,381

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$146,570,000	$2,532,730

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	146,570,000	1,466

Total purchased swap options outstanding (cost $2,535,661)			$2,534,196

Income Fund 43

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr. 3s TBA
commitment (Call)	Dec-13/$98.52	$19,000,000	$143,450

Federal National Mortgage Association 30 yr. 3s TBA
commitment (Call)	Dec-13/98.59	19,000,000	135,470

Total purchased options outstanding (cost $299,102)			$278,920

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.1%)*	Principal amount		Value

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$800,000	$852,587

Total foreign government and agency bonds and notes (cost $797,867)			$852,587

SENIOR LOANS (—%)* [c]	Principal amount		Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018		$160,015	$149,992

SunGard Data Systems, Inc. bank term loan FRN 1.953s, 2014		1,451	1,451

Total senior loans (cost $153,874)			$151,443

SHORT-TERM INVESTMENTS (5.0%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.07% L		27,481,533	$27,481,533

SSgA Prime Money Market Fund 0.02% P		2,210,000	2,210,000

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, August 21, 2014 # Δ §		$16,473,000	16,462,606

U.S. Treasury Bills with an effective yield of 0.11%,
July 24, 2014 # §		1,522,000	1,521,216

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, May 29, 2014 # Δ §		13,319,000	13,313,779

Total short-term investments (cost $60,983,605)			$60,989,134

TOTAL INVESTMENTS

Total investments (cost $1,357,157,693)			$1,417,145,149

Key to holding’s abbreviations

BKNT Bank Note

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

PO Principal Only

TBA To Be Announced Commitments

44 Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,227,849,965.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $243,036,529 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/13
	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 5 yr (Short)	173	$21,051,938	Dec-13	$(133,743)

U.S. Treasury Note 10 yr (Short)	35	4,457,578	Dec-13	(20,051)

Total				$(153,794)

Income Fund 45

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/13 (premiums $2,535,653)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$103,582,700	$7,251

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	103,582,700	2,709,723

Total			$2,716,974

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/13
Counterparty
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	Unrealized
Floating rate index/Maturity date	date/strike	amount	appreciation

Credit Suisse International
(2.70625)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.70625	$17,100,000	$9,234

(2.7165)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.7165	17,100,000	1,026

Total			$10,260

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $28,943,438)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2043	$6,000,000	11/13/13	$6,321,563

Federal National Mortgage Association, 3 1/2s,
November 1, 2043	22,000,000	11/13/13	22,575,782

Total			$28,897,345

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$2,797,000	$(176)	9/25/23	3 month USD-	2.92%	$71,739
			LIBOR-BBA

472,134,100 E	111,245	12/18/15	3 month USD-	0.75%	(2,598,804)
			LIBOR-BBA

215,877,200 E	(413,758)	12/18/18	3 month USD-	2.05%	(6,013,612)
			LIBOR-BBA

94,927,700 E	(1,088,845)	12/18/43	3 month USD-	3.85%	3,303,461
			LIBOR-BBA

158,458,300 E	(472,015)	12/18/23	3 month USD-	3.15%	(6,461,739)
			LIBOR-BBA

Total	$(1,863,549)				$(11,698,955)

E Extended effective date.

46 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,754,689	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(24,574)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,358,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(63,461)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
7,284,650	—	1/12/36	(5.50% ) 1 month	Synthetic TRS Index	72,320
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,289,058	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(46,063)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,985,162	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(52,621)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,374,160	—	1/12/40	4.50% (1 month	Synthetic MBX Index	20,605
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,879,129	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(38,525)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,546,151	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(119,097)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10,589,069	—	1/12/40	5.00% (1 month	Synthetic MBX Index	23,515
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,365,554	—	1/12/41	5.00% (1 month	Synthetic MBX Index	23,721
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,815,469	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(39,430)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,722,410	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(80,141)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,890,179	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	78,790
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

26,417,704	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(369,975)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,667,151	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(23,348)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Income Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$35,398,402	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(311,221)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

23,292,593	—	1/12/41	5.00% (1 month	Synthetic MBX Index	58,995
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,090,232	—	1/12/40	4.00% (1 month	Synthetic MBX Index	9,005
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,820,677	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(53,508)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,736,984	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,326)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,025,751	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,131
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,106,165	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(172,079)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,046,652	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(28,485)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

30,307,683	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(266,464)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

30,830,919	—	1/12/41	5.00% (1 month	Synthetic MBX Index	78,088
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,069,751	—	1/12/40	4.00% (1 month	Synthetic MBX Index	74,918
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

580,144	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,824)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,182,075	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(27,977)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,442,841	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,654
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

942,096	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,944
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

16,712,447	—	1/12/41	5.00% (1 month	Synthetic MBX Index	42,329
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

48 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$12,792,024	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(112,467)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,070,593	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(85,018)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,151,067	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(30,125)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,422,618	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,159
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,004,745	—	1/12/40	4.50% (1 month	Synthetic MBX Index	23,023
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

26,713,073	—	1/12/41	5.00% (1 month	Synthetic MBX Index	67,658
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,463,236	—	1/12/41	5.00% (1 month	Synthetic MBX Index	11,304
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

786,920	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,747
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,552,001	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,667
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,850,077	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,108
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

937,143	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(2,136)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

991,595	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,718)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

26,595,844	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(233,830)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,535,780	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(74,173)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

18,996,980	—	1/12/38	6.50% (1 month	Synthetic MBX Index	167,021
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

23,239,843	—	1/12/39	6.00% (1 month	Synthetic MBX Index	52,981
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Income Fund 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$6,387,303	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$89,453
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,017,308	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,590)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,008,594	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,795)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,008,594	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,795)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,358,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(63,461)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,030,695	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,609)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

10,469,894	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(14,568)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

4,030,454	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,608)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,379,119	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,125)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,172,833	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,036
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

8,447,618	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(74,271)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,691,264	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(50,857)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,139,895	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(25,023)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,902,001	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	110,666
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

8,048,245	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(11,199)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

4,745,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(41,726)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

50 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,430,318	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$82,548
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,875,535	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	54,339
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,264,670	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	31,716
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,627,228	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(58,266)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,973,511	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(61,311)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
9,861,863	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,978
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,263,605	—	1/12/41	5.00% (1 month	Synthetic MBX Index	33,594
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,348,994	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	138,874
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,581,325	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	17,127
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

6,231,899	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	87,277
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,028,682	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	132,821
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
23,978,118	—	1/12/41	4.50% (1 month	Synthetic MBX Index	118,117
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

4,698,393	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	138,914
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

4,188,049	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(33,586)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

11,366,625	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	159,187
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Income Fund	51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$4,627,673	$—	1/12/43	3.00% (1 month	Synthetic MBX Index	$79,200
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

2,592,987	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(49,000)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,358,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(63,461)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,691,264	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(50,857)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

16,725,606	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	234,239
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

9,342,304	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	176,541
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

10,692,714	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	202,060
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,213,525	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	41,829
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,411,126	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	83,357
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,875,990	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	54,347
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,844,596	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	53,754
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

5,384,860	(40,387)	1/12/40	(4.00%) 1 month	Synthetic TRS Index	71,640
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
4,360,657	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(61,070)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,103,067	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(10,239)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,370,654	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(35,883)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

52 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,685,892	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(27,681)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,974,899	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(18,464)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

19,019,200	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(177,819)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,735,308	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,307)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,141,843	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(34,769)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

450,967	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,316)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,444,462	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(48,239)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,386,034	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(63,986)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,144,236	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(95,595)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,144,236	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(95,595)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

760,791	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,655)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,065,497	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(28,927)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,398,726	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(47,599)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,820,856	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	109,530
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,864,953	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(148,624)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,366,779	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	27,682
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Income Fund	53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,534,369	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(21,489)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,856,578	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(54,011)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,550,084	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(92,756)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,963,375	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(34,846)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,284,650	—	1/12/36	5.50% (1 month	Synthetic TRS Index	(72,320)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

11,459,573	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(160,489)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,667,757	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(220,485)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,398,773	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(64,226)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,160,121	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,247)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,124,757	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(19,865)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,598,214	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(33,641)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,627,003	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(78,805)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

440,669	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,145)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,760,945	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(71,070)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

13,436,622	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(272,140)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,782,318	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(35,363)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

54 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,259,367	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(21,124)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,564,635	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(70,725)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,642,198	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,995)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,703,319	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(107,884)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,613,546	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(22,597)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,431,184	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(48,053)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,452,499	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(127,066)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

976,205	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,753)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,541,030	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(105,611)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,998,701	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,731)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

535,897	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,712)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,428,898	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,563)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,939,905	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,444)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,879,811	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(18,889)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,628,142	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(12,795)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,188,152	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,640)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Income Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,212,230	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(5,902)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

8,077,648	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(39,325)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,884,921	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(78,744)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,674,706	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	79,473
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

13,266,391	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	185,793
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,664,737	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	37,319
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,664,737	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	37,319
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,729,096	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	70,469
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

13,807,846	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	193,376
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,581,325	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(17,127)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

14,364,966	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	69,935
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,655,689	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(127,673)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,107,880	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(57,530)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,016,649	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(75,902)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,622,264	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(101,991)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,358,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(63,461)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

56 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$6,612,540	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(92,607)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,382,074	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(101,705)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

11,204,122	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	211,724
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,978,295	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	37,384
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,174,472	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	44,458
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,173,980	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	44,451
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

8,309,023	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	157,015
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

278,909	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	5,271
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
5,276,971	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(99,719)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

13,493,582	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	126,155
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Total	$(40,387)				$(2,092,977)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$13,534	$198,000	5/11/63	300 bp	$2,185
Index

CMBX NA BBB	BBB–/P	26,395	438,000	5/11/63	300 bp	1,291
Index

CMBX NA BBB	BBB–/P	54,079	876,000	5/11/63	300 bp	3,870
Index

CMBX NA BBB	BBB–/P	51,528	904,000	5/11/63	300 bp	(286)
Index

Income Fund	57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB	BBB–/P	$88,467	$798,000	5/11/63	300 bp	$42,728
Index

Credit Suisse International
CMBX NA BBB	BBB–/P	3,320	113,000	5/11/63	300 bp	(3,157)
Index

CMBX NA BBB	BBB–/P	7,252	379,000	5/11/63	300 bp	(14,471)
Index

CMBX NA BBB	BBB–/P	3,491	450,000	5/11/63	300 bp	(22,302)
Index

CMBX NA BBB	BBB–/P	55,247	452,000	5/11/63	300 bp	29,339
Index

CMBX NA BBB	BBB–/P	44,521	459,000	5/11/63	300 bp	18,212
Index

CMBX NA BBB	BBB–/P	58,504	735,000	5/11/63	300 bp	16,376
Index

CMBX NA BBB	BBB–/P	59,046	740,000	5/11/63	300 bp	16,632
Index

CMBX NA BBB	BBB–/P	57,683	745,000	5/11/63	300 bp	14,982
Index

CMBX NA BBB	BBB–/P	49,008	745,000	5/11/63	300 bp	6,308
Index

CMBX NA BBB	BBB–/P	23,034	757,000	5/11/63	300 bp	(20,355)
Index

CMBX NA BBB	BBB–/P	13,355	758,000	5/11/63	300 bp	(30,091)
Index

CMBX NA BBB	BBB–/P	12,276	799,000	5/11/63	300 bp	(33,520)
Index

CMBX NA BBB	BBB–/P	64,541	886,000	5/11/63	300 bp	13,758
Index

CMBX NA BBB	BBB–/P	10,449	900,000	5/11/63	300 bp	(41,136)
Index

CMBX NA BBB	BBB–/P	102,818	910,000	5/11/63	300 bp	50,660
Index

CMBX NA BBB	BBB–/P	98,633	1,287,000	5/11/63	300 bp	24,867
Index

CMBX NA BBB	BBB–/P	60,857	1,483,000	5/11/63	300 bp	(24,143)
Index

CMBX NA BBB	BBB–/P	1,885	17,000	5/11/63	300 bp	910
Index

CMBX NA BBB	BBB–/P	19,798	254,000	5/11/63	300 bp	5,239
Index

CMBX NA BBB	BBB–/P	33,674	387,000	5/11/63	300 bp	11,493
Index

CMBX NA BBB	BBB–/P	33,419	387,000	5/11/63	300 bp	11,237
Index

58 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$39,926	$412,000	5/11/63	300 bp	$16,312
Index

CMBX NA BBB	BBB–/P	128,508	1,206,000	5/11/63	300 bp	59,384
Index

CMBX NA BBB	BBB–/P	165,598	1,568,000	5/11/63	300 bp	75,726
Index

Total		$1,380,846				$232,048

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$333,546,650	$—

Foreign government and agency bonds and notes	—	852,587	—

Mortgage-backed securities	—	592,408,101	—

Municipal bonds and notes	—	4,366,381	—

Purchased options outstanding	—	278,920	—

Purchased swap options outstanding	—	2,534,196	—

Senior loans	—	151,443	—

U.S. government and agency mortgage obligations	—	421,586,663	—

U.S. treasury obligations	—	431,074	—

Short-term investments	29,691,533	31,297,601	—

Totals by level	$29,691,533	$1,387,453,616	$—

Income Fund 59

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(153,794)	$—	$—

Written swap options outstanding	—	(2,716,974)	—

Forward premium swap option contracts	—	10,260	—

TBA sale commitments	—	(28,897,345)	—

Interest rate swap contracts	—	(9,835,406)	—

Total return swap contracts	—	(2,052,590)	—

Credit default contracts	—	(1,148,798)	—

Totals by level	$(153,794)	$(44,640,853)	$—

The accompanying notes are an integral part of these financial statements.

60 Income Fund

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,329,676,160)	$1,389,663,616
Affiliated issuers (identified cost $27,481,533) (Notes 1 and 5)	27,481,533

Cash	346,722

Interest and other receivables	10,963,148

Receivable for shares of the fund sold	12,055,197

Receivable for investments sold	4,367,218

Receivable for sales of delayed delivery securities (Note 1)	41,069,343

Receivable for variation margin (Note 1)	486,702

Unrealized appreciation on forward premium swap option contracts (Note 1)	10,260

Unrealized appreciation on OTC swap contracts (Note 1)	4,913,160

Premium paid on OTC swap contracts (Note 1)	40,387

Total assets	1,491,397,286

LIABILITIES

Payable for investments purchased	3,659,172

Payable for purchases of delayed delivery securities (Note 1)	213,404,372

Payable for shares of the fund repurchased	2,282,785

Payable for variation margin (Note 1)	445,225

Payable for compensation of Manager (Note 2)	413,577

Payable for custodian fees (Note 2)	25,087

Payable for investor servicing fees (Note 2)	307,629

Payable for Trustee compensation and expenses (Note 2)	404,373

Payable for administrative services (Note 2)	4,523

Payable for distribution fees (Note 2)	365,835

Unrealized depreciation on OTC swap contracts (Note 1)	6,774,089

Premium received on OTC swap contracts (Note 1)	1,380,846

Written options outstanding, at value (premiums $2,535,653) (Notes 1 and 3)	2,716,974

TBA sale commitments, at value (proceeds receivable $28,943,438) (Note 1)	28,897,345

Collateral on certain derivative contracts, at value (Note 1)	2,210,000

Other accrued expenses	255,489

Total liabilities	263,547,321

Net assets	$1,227,849,965

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,333,967,435

Undistributed net investment income (Note 1)	33,683,609

Accumulated net realized loss on investments (Note 1)	(185,949,889)

Net unrealized appreciation of investments	46,148,810

Total — Representing net assets applicable to capital shares outstanding	$1,227,849,965

(Continued on next page)

Income Fund	61

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($783,734,948 divided by 108,866,360 shares)	$7.20

Offering price per class A share (100/96.00 of $7.20)*	$7.50

Net asset value and offering price per class B share ($34,513,884 divided by 4,840,138 shares)**	$7.13

Net asset value and offering price per class C share ($133,269,192 divided by 18,643,892 shares)**	$7.15

Net asset value and redemption price per class M share
($128,376,148 divided by 18,218,176 shares)	$7.05

Offering price per class M share (100/96.75 of $7.05)†	$7.29

Net asset value, offering price and redemption price per class R share
($8,040,442 divided by 1,123,720 shares)	$7.16

Net asset value, offering price and redemption price per class R5 share
($10,720 divided by 1,471 shares)	$7.29

Net asset value, offering price and redemption price per class R6 share
($6,187,813 divided by 848,632 shares)	$7.29

Net asset value, offering price and redemption price per class Y share
($133,716,818 divided by 18,344,320 shares)	$7.29

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

62 Income Fund

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (including interest income of $117,633 from investments in affiliated issuers) (Note 5)	$66,333,047

Total investment income	66,333,047

EXPENSES

Compensation of Manager (Note 2)	5,434,826

Investor servicing fees (Note 2)	2,074,643

Custodian fees (Note 2)	85,151

Trustee compensation and expenses (Note 2)	128,002

Distribution fees (Note 2)	4,747,650

Administrative services (Note 2)	39,918

Other	566,839

Total expenses	13,077,029

Expense reduction (Note 2)	(1,608)

Net expenses	13,075,421

Net investment income	53,257,626

Net realized gain on investments (Notes 1 and 3)	16,086,349

Net increase from payments by affiliates (Note 2)	11,664

Net realized gain on swap contracts (Note 1)	31,376,158

Net realized loss on futures contracts (Note 1)	(14,429,478)

Net realized gain on written options (Notes 1 and 3)	7,469,208

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(66,475,663)

Net loss on investments	(25,961,762)

Net increase in net assets resulting from operations	$27,295,864

The accompanying notes are an integral part of these financial statements.

Income Fund 63

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$53,257,626	$40,163,254

Net realized gain (loss) on investments	40,513,901	(28,647,090)

Net unrealized appreciation (depreciation) of investments	(66,475,663)	114,096,560

Net increase in net assets resulting from operations	27,295,864	125,612,724

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(27,142,179)	(26,043,813)

Class B	(976,648)	(954,906)

Class C	(3,872,863)	(3,948,093)

Class M	(4,276,503)	(4,646,629)

Class R	(213,023)	(143,597)

Class R5	(373)	(100)

Class R6	(131,370)	(100)

Class Y	(5,975,551)	(5,026,699)

Decrease from capital share transactions (Note 4)	(193,294,019)	(8,602,096)

Total increase (decrease) in net assets	(208,586,665)	76,246,691

NET ASSETS

Beginning of year	1,436,436,630	1,360,189,939

End of year (including undistributed net investment income
of $33,746,784 and $6,088,116, respectively)	$1,227,849,965	$1,436,436,630

The accompanying notes are an integral part of these financial statements.

64 Income Fund

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Income Fund 65

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
October 31, 2013	$7.27	.29	(.12)	.17	(.24)	(.24)	—	—	$7.20	2.31	$783,735.87		4.03	267
October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	—	—	7.27	9.59	878,866.86		3.02	204
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	—	— [e,f]	6.84	4.95	843,019.86		4.02	339
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	— [f]	— [f,g]	6.86	11.45	855,659	.88 [h,i]	6.38 [h]	112
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	— [f]	—	6.61	34.44	667,144	1.68 [h,j]	5.12 [h]	331

Class B
October 31, 2013	$7.20	.23	(.12)	.11	(.18)	(.18)	—	—	$7.13	1.58	$34,514	1.62	3.28	267
October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	—	—	7.20	8.75	41,215	1.61	2.27	204
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	—	— [e,f]	6.78	4.22	39,859	1.61	3.29	339
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	— [f]	— [f,g]	6.80	10.54	43,205	1.63 [h,i]	5.82 [h]	112
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	— [f]	—	6.56	33.21	45,772	2.43 [h,j]	4.31 [h]	331

Class C
October 31, 2013	$7.22	.24	(.13)	.11	(.18)	(.18)	—	—	$7.15	1.58	$133,269	1.62	3.28	267
October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	—	—	7.22	8.72	166,407	1.61	2.27	204
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	—	— [e,f]	6.80	4.21	169,692	1.61	3.27	339
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	— [f]	— [f,g]	6.82	10.57	167,237	1.63 [h,i]	5.08 [h]	112
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	— [f]	—	6.58	33.40	43,310	2.43 [h,j]	4.45 [h]	331

Class M
October 31, 2013	$7.12	.27	(.12)	.15	(.22)	(.22)	—	—	$7.05	2.15	$128,376	1.12	3.79	267
October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	—	—	7.12	9.27	151,113	1.11	2.77	204
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	—	— [e,f]	6.71	4.66	170,347	1.11	3.82	339
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	— [f]	— [f,g]	6.74	11.28	222,916	1.13 [h,i]	6.23 [h]	112
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	— [f]	—	6.50	33.82	194,199	1.93 [h,j]	4.83 [h]	331

Class R
October 31, 2013	$7.23	.27	(.12)	.15	(.22)	(.22)	—	—	$7.16	2.11	$8,040	1.12	3.79	267
October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	—	—	7.23	9.26	5,265	1.11	2.77	204
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	—	— [e,f]	6.81	4.74	4,723	1.11	3.74	339
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	— [f]	— [f,g]	6.83	11.10	4,068	1.13 [h,i]	5.91 [h]	112
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	— [f]	—	6.59	34.02	2,353	1.93 [h,j]	4.85 [h]	331

Class R5
October 31, 2013	$7.35	.32	(.12)	.20	(.26)	(.26)	—	—	$7.29	2.75	$11.58		4.33	267
October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	—	—	7.35	4.39*	10	.19*	1.12*	204

Class R6
October 31, 2013	$7.36	.31	(.12)	.19	(.26)	(.26)	—	—	$7.29	2.62	$6,188.51		4.25	267
October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	—	—	7.36	4.54*	10	.17*	1.14*	204

Class Y
October 31, 2013	$7.36	.31	(.13)	.18	(.25)	(.25)	—	—	$7.29	2.52	$133,717.62		4.30	267
October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	—	—	7.36	10.00	193,550.61		3.26	204
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	—	— [e,f]	6.91	5.12	132,550.61		4.25	339
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	— [f]	— [f,g]	6.93	11.73	145,681	.63 [h,i]	6.74 [h]	112
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	— [f]	—	6.67	34.59	227,134	1.43 [h,j]	5.87 [h]	331

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

66 Income Fund	Income Fund	67

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.03%

October 31, 2009	0.19

i Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets for the period ended October 31, 2009.

The accompanying notes are an integral part of these financial statements.

68 Income Fund

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Income Fund 69

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

70 Income Fund

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a

Income Fund	71

contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $569,685 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,954,580 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $4,401,120.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the

72 Income Fund

commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Income Fund	73

At October 31, 2013, the fund had a capital loss carryover of $173,457,392 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,653,400	$10,608,039	$17,261,439	*

92,884,454	N/A	92,884,454	October 31, 2016

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $16,926,377 to increase undistributed net investment income and $16,926,377 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$72,781,704
Unrealized depreciation	(25,416,927)

Net unrealized appreciation	47,364,777
Undistributed ordinary income	31,830,128
Capital loss carryforward	(173,457,392)
Cost for federal income tax purposes	$1,369,780,372

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below,

74 Income Fund

for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Effective July 1, 2013 Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $11,664 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,286,356	Class R5	13

Class B	59,347	Class R6	1,734

Class C	236,039	Class Y	268,637

Class M	211,993	Total	$2,074,643

Class R	10,524

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,608 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $838, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

Income Fund	75

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,096,545	Class M	691,168

Class B	386,926	Class R	34,376

Class C	1,538,635	Total	$4,747,650

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $87,703 and $9,233 from the sale of class A and class M shares, respectively, and received $21,786 and $5,188 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,545 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $3,321,533,633 and $3,154,258,294, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of no monies and $432,981, respectively.

Written option transactions during the reporting period are summarized as follows:

			Written option
			contract
	Written swap		amounts/
	option contract	Written swap	number of	Written option
	amounts	option premiums	contracts	premiums

Written options outstanding
at the beginning of the
reporting period	$79,432,000	$1,529,066	$—	$—

Options opened	3,649,963,556	11,870,705	57	22,157
Options exercised	(276,173,800)	(596,963)	—	—
Options expired	—	—	(57)	(22,157)
Options closed	(3,211,856,356)	(10,267,155)	—	—

Written options outstanding at
the end of the reporting period	$241,365,400	$2,535,653	$—	$—

76 Income Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	20,725,283	$150,177,288	27,350,698	$189,503,530

Shares issued in connection with
reinvestment of distributions	3,334,755	24,048,309	3,272,191	22,639,769

	24,060,038	174,225,597	30,622,889	212,143,299

Shares repurchased	(36,133,561)	(260,478,835)	(32,950,350)	(228,777,619)

Net decrease	(12,073,523)	$(86,253,238)	(2,327,461)	$(16,634,320)

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	828,163	$5,959,446	1,388,528	$9,538,158

Shares issued in connection with
reinvestment of distributions	114,704	819,305	108,522	744,380

	942,867	6,778,751	1,497,050	10,282,538

Shares repurchased	(1,826,179)	(13,066,485)	(1,651,519)	(11,377,763)

Net decrease	(883,312)	$(6,287,734)	(154,469)	$(1,095,225)

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	2,888,515	$20,818,710	5,123,472	$35,269,152

Shares issued in connection with
reinvestment of distributions	389,912	2,792,633	376,116	2,585,433

	3,278,427	23,611,343	5,499,588	37,854,585

Shares repurchased	(7,688,225)	(54,891,598)	(7,411,220)	(51,136,287)

Net decrease	(4,409,798)	$(31,280,255)	(1,911,632)	$(13,281,702)

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	673,386	$4,797,863	1,131,897	$7,695,763

Shares issued in connection with
reinvestment of distributions	54,910	387,694	57,125	387,404

	728,296	5,185,557	1,189,022	8,083,167

Shares repurchased	(3,731,396)	(26,426,129)	(5,356,881)	(36,496,132)

Net decrease	(3,003,100)	$(21,240,572)	(4,167,859)	$(28,412,965)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	748,244	$5,381,147	372,015	$2,551,886

Shares issued in connection with
reinvestment of distributions	26,004	186,217	18,450	127,087

	774,248	5,567,364	390,465	2,678,973

Shares repurchased	(379,041)	(2,715,551)	(355,775)	(2,444,067)

Net increase	395,207	$2,851,813	34,690	$234,906

Income Fund	77

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,406	$10,000

Shares issued in connection with
reinvestment of distributions	51	373	14	100

	51	373	1,420	10,100

Shares repurchased	—	—	—	—

Net increase	51	$373	1,420	$10,100

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	939,717	$6,974,232	1,406	$10,000

Shares issued in connection with
reinvestment of distributions	18,090	131,370	14	100

	957,807	7,105,602	1,420	10,100

Shares repurchased	(110,595)	(805,572)	—	—

Net increase	847,212	$6,300,030	1,420	$10,100

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,446,440	$98,603,847	20,514,428	$144,552,458

Shares issued in connection with
reinvestment of distributions	637,375	4,652,623	533,133	3,744,348

	14,083,815	103,256,470	21,047,561	148,296,806

Shares repurchased	(22,053,330)	(160,640,906)	(13,902,881)	(97,729,796)

Net increase (decrease)	(7,969,515)	$(57,384,436)	7,144,680	$50,567,010

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,471	100.00%	$10,720

Class R6	1,472	0.17	10,731

78 Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$141,049,783	$221,019,516	$362,069,299	$83,368	$—

Putnam Short Term
Investment Fund*	—	515,828,997	488,347,464	34,265	27,481,533

Totals	$141,049,783	$736,848,513	$850,416,763	$117,633	$27,481,533

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$9,700,000

Purchased swap option contracts (contract amount)	$754,400,000

Written futures contract option contracts (number of contracts) (Note 3)	10

Written swap option contracts (contract amount) (Note 3)	$569,000,000

Futures contracts (number of contracts)	2,000

OTC interest rate swap contracts (notional)	$1,820,700,000

Centrally cleared interest rate swap contracts (notional)	$458,500,000

OTC total return swap contracts (notional)	$1,076,500,000

OTC credit default swap contracts (notional)	$9,800,000

Centrally cleared credit default contracts (notional)	—*

* For the reporting period, the transactions were minimal.

Income Fund 79

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$1,148,798

Investments,
	Receivables, Net		Payables,
	assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	11,819,635*	depreciation	23,755,023*

Total		$11,819,635		$24,903,821

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$446,942	$446,942

Interest rate contracts	(7,720,912)	(14,429,478)	30,929,216	$8,778,826

Total	$(7,720,912)	$(14,429,478)	$31,376,158	$9,225,768

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$232,048	$232,048

Interest rate contracts	3,082,548	84,490	(13,269,917)	$(10,102,879)

Total	$3,082,548	$84,490	$(13,037,869)	$(9,870,831)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

80 Income Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $41,893,971 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Income Fund	81

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

82 Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

84 Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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AN035
284331 12/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$109,883	$ —	$6,458	$ —
October 31, 2012	$109,651	$ —	$6,300	$ —

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,458 and $6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$ —	$ —	$ —

October 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013